Company Presentation April 3, 2020 Exhibit 99.1

Disclaimer This presentation has been prepared by AVROBIO, Inc. (“AVROBIO”) for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and AVROBIO’s own internal estimates and research. While AVROBIO believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and AVROBIO makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. While AVROBIO believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding our business strategy, prospective products and goals, the therapeutic potential of our investigational gene therapies, the design, commencement, enrollment and timing of ongoing or planned clinical trials, clinical trial results, product approvals and regulatory pathways, potential regulatory approvals and the timing thereof, the potential impact of the COVID-19 outbreak on our clinical trial programs and business generally, as well as our plans and expectations with respect to the timing and resumption of any development activities that may be temporarily paused as a result of the COVID-19 outbreak, anticipated benefits of our gene therapy platform including potential impact on our commercialization activities, the expected benefits and results of our implementation of the plato™ platform in our clinical trials and gene therapy programs, the expected safety profile of our investigational gene therapies, timing and likelihood of success, plans and objectives of management for future operations, future results of anticipated products, the market opportunity for and anticipated commercial activities relating to our investigational gene therapies, and statements regarding the Company’s financial and cash position and expected cash reserves. Any such statements in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Any forward-looking statements in this presentation are based on AVROBIO’s current expectations, estimates and projections about our industry as well as management’s current beliefs and expectations of future events only as of today and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that any one or more of AVROBIO’s investigational gene therapies will not be successfully developed or commercialized, the risk of cessation or delay of any ongoing or planned clinical trials of AVROBIO or our collaborators or of encountering challenges in the enrollment or dosing in such clinical trials, the risk that AVROBIO may not realize the intended benefits of our gene therapy platform, including the features of our plato platform, the risk that our investigational gene therapies or procedures in connection with the administration thereof will not have the safety or efficacy profile that we anticipate, the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or trials involving AVROBIO’s investigational gene therapies, the risk that we will be unable to obtain and maintain regulatory approvals for our investigational gene therapies, the risk that the size and growth potential of the market for our investigational gene therapies will not materialize as expected, risks associated with our dependence on third-party suppliers and manufacturers, risks regarding the accuracy of our estimates of expenses and future revenue, risks relating to our capital requirements and needs for additional financing, risks relating to clinical trial and business interruptions resulting from the COVID-19 outbreak or similar public health crises, including that such interruptions may materially delay our development timeline and/or increase our development costs or that data collection efforts may be impaired or otherwise impacted by such crises, and risks relating to our ability to obtain and maintain intellectual property protection for our investigational gene therapies. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s most recent Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties and other important factors in AVROBIO’s subsequent filings with the Securities and Exchange Commission. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law. Note regarding trademarks: plato is a trademark of AVROBIO. Other trademarks referenced in this presentation are the property of their respective owners. Note regarding future updates: The statements contained in this presentation reflect our current views with respect to future evets, which may change significantly as the global consequences of the COVID-19 pandemic rapidly develop. Accordingly, we do not undertake and specifically disclaim any obligation to update any forward-looking statements.

Our mission: Giving people with genetic disease freedom for life

GAUCHER “Bone pain feels like gut-wrenching spikes. If I breathe, it goes away. But you can’t make a bone crisis go away.” “We need to help people understand the ‘invisible’ devastating pain and fatigue caused by this disease.” FABRY CYSTINOSIS “My mom kind of explained: we have a tsunami in the back and a tornado in the front…when I’m 40 or 50 years old, who knows how healthy I will be? I may not be strong, I may not be able to [do] my job.“

Multiple programs in the clinic Investigational Gene Therapy Proof-of-Concept IND-Enabling Phase 1/2 Commercial Rights Fabry AVR-RD-01 AVROBIO Gaucher AVR-RD-02 AVROBIO Cystinosis AVR-RD-04 AVROBIO Pompe AVR-RD-03 AVROBIO Phase 2 Phase 1/2 Phase 1/2 10 patients dosed to date IND: Investigational New Drug

Addressing multi-billion dollar market opportunity Disease Est. Cost Per Patient Per Year Approx. 2019 Net Sales Selected Companies Fabry $1.4B Gaucher $1.4B Pompe $1.0B Cystinosis $0.2B CURRENT STANDARD OF CARE COSTS Sources: Rombach S et al, Orphanet J Rare Dis, 2013; van Dussen L et al, Orphanet J Rare Dis, 2014; WAC pricing from Redbook; 2019 Net Sales from company annual and other reports * for Horizon’s Procysbi oral therapy (delayed release cysteamine bitartrate) Note: Shire acquired by Takeda in 2019 $320k $250k-400k $500k $625k-700k*

Lifelong treatments vs. potential single-dose therapy Treatment burden Enzyme or protein level DISEASE PROGRESSION CONTINUES DISEASE PROGRESSION COULD HALT OR REVERSE Enzyme Replacement Therapy (ERT) Temporary bolus of enzyme, not curative Bi-Weekly ERT Plasma Pharmacokinetics of ERT Life-long infusions Transient, intermittent elevation Bi-weekly IV infusions AVROBIO Gene Therapy Designed for 24/7 expression of protein, curative potential Functional Protein Expression in Transduced HSCs and Their Progeny 24/7 expression One-Time Gene Therapy Long-term, continuous elevation Single IV infusion ERT: Enzyme Replacement Therapy; IV: Intravenous; HSC: Hematopoietic Stem Cells

Established ex vivo lentiviral approach Transduce with lentiviral vector carrying normal gene GENE THERAPY APPROACH Select CD34+ stem cells Collect mobilized blood 3 2 1 Harvest and freeze 4 Infuse 5

Fabry Disease AVR-RD-01

Goals for gene therapy in **Fabry disease**

UNMET NEEDS:

Kidney function
Unmet needs: proteinuria, polyuria, kidney failure

Cardiac function
Unmet needs: left ventricular hypertrophy, fibrosis, heart failure

Neuropathic pain
Unmet needs: pain and burning sensations in hands and feet, pain crises

CNS complications
Unmet needs: TIA/stroke, depression, impaired executive function, white matter hyperintensities

Everyday burden of illness and life expectancy
Unmet needs: fatigue, inability to sweat, joint pain, abdominal pain, diarrhea, vomiting, cloudy vision, hearing loss, tinnitus, rash, angiokeratomas, biweekly infusions, shortened lifespan

Sources: Wanner C et al, Med Genetics and Metab, 2018; Burlina A, JIEMS, 2016
CNS: Central Nervous System; TIA: Transient Ischemic Attack

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Two AVR-RD-01 Fabry clinical trials 9 patients dosed across Phases 1 and 2 PHASE 1 Investigator-Sponsored Trial* PHASE 2 AVRO – FAB-201 Trial Patients Patients Key Objective Key Objectives n = 5 (fully enrolled) On ERT > 6 months prior to enrollment 18 - 50 year-old males n = 8-12 (4 patients dosed to-date) Treatment-naive 16 - 50 year-old males Safety and preliminary efficacy Safety and efficacy July 2019 data presented, unless otherwise specified * Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada

Fabry FAB-201 Patient Characteristics

Treatment-naïve Fabry patients

	PATIENT 1	PATIENT 2	PATIENT 3	PATIENT 4
Age of symptom onset / diagnosis	10 / 19 years	36 / 37 years	13 / 13 years	9 / 9 years
Age dosed with AVR-RD-01	21 years	46 years	40 years	26 years
Mutation	c.1021G>A (p.E341K)	c.644A>G (p.N215S)	c.639+1G>T	c.833dupA
Primary disease signs and symptoms	• Kidney disease • Chronic pain • GI symptoms • Decreased cold sensation	• Cardiac disease • Peripheral neuropathy • Chronic pain • Increased tiredness • GI symptoms • Intermittent tinnitus • Mild high frequency hearing loss • Raynaud's syndrome	• Kidney disease • GI symptoms • Peripheral neuropathy • Bilateral deafness • Tinnitus • Peripheral edema • Decreased cold sensation	• Chronic pain • Peripheral neuropathy • Neuropathic shuffling gait • Lethargy • Temperature intolerance • Tinnitus • Hearing loss • GI symptoms
Leukocyte AGA enzyme activity at baseline (nmol/hr/mg protein)	0.10*	2.38**	0.58**	0.46**
Plasma lyso-Gb3 at baseline (nM)	202***	8***	147***	92***
Comment	IgA deposits in kidney biopsy	Cardiac variant, not a classic Fabry male		

** Mayo Lab, ref range ≥23.1 nmol/hr/mg*
*** Rupar Lab, ref range 24-56 nmol/hr/mg*
**** Reference value ≤ 2.4 nM*
AGA: α-galactosidase A; Lyso-Gb3: Globotriaosylsphingosine; GI: Gastrointestinal; IgA: Immunoglobulin-A

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FAB-201 FABRY PHASE 2

Patient 1: 87% substrate reduction in kidney biopsy at 1 year

Average number of **Gb3 inclusions per peritubular capillary (PTC)**


4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Mean Number of Gb3 Inclusions per PTC
3.55
0.47
Baseline
1 Year
(48 weeks)

- *Unpaired t-test for difference between n=55 PTCs at baseline vs. n=101 PTCs at 1 year; $p < 0.0001$*
- *Error bar represents the standard deviation*

Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion
Note: With respect to Fabry disease, Gb3 inclusions per PTC is interchangeable with GL-3 inclusions per KIC
FAB-201-1: First patient in FAB-201 clinical trial
PTC: Peritubular Capillary; Gb3: Globotriaosylceramide; GL-3: Globotriaosylceramide; KIC: Kidney Interstitial Capillary

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FAB-201 FABRY PHASE 2

Patient 1: Multiple data trends sustained up to 18 months

Leukocyte + Plasma AGA Enzyme Activity


Leukocyte AGA (Lab A)
Leukocyte AGA (Lab B)
Plasma AGA
Missing Plasma AGA Analysis
Leukocyte AGA (nmol/hr/mg protein)*
Plasma AGA (nmol/hr/mL protein)†
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo

*Lab A: Mayo Clinic Laboratories; Lab B: Rupar Laboratory; Lab A Reference Range: >23.1 nmol/hr/mg; Lab B Reference Range: 24–56 nmol/hr/mg
†Reference Range: 5.1–9.2 nmol/hr/mL
AGA: α-galactosidase A

Plasma Lyso-Gb3 and Total Gb3


Lyso-Gb3
Total Gb3
Lyso-Gb3, Plasma (nM)*
Total Gb3, Plasma (nM)†
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo

*Reference Value: 2.4 nM
†Reference Value: 4961 nM; 6012 nM before August 2018 (until Day 28 for Patient 1)
Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide

KIDNEY FUNCTION

remains within normal range at 12 mos.


Baseline
Month 12
mGFR mL/min/1.73 m²
eGFR mL/min/1.73 m²

Normal Range mGFR/eGFR	Average 116* mL/min/1.73 m² Male (20–39 years)

*Source: https://www.kidney.org/atoz/content/gfr
mGFR: Measured Glomerular Filtration Rate; eGFR: Estimated Glomerular Filtration Rate

CARDIAC FUNCTION

remains within normal range at 12 mos.


Baseline
Month 12
EF (%)
LV Mass (Absolute) (g)
LV Mass Index (Normalized) (g/m²)

Reference Range Mean Values ± SD	64.3 ± 4.2%	138.9 ± 24.5 g Male (20–39 years)	67.8 ± 10.7 g/m²

Source: Alfakih K et al, J Magn Reson Imaging, 2003
EF: Ejection Fraction; LV: Left Ventricular

Vector Copy Number (VCN)


VCN/Diploid Genome – PBMCs
Drug Product VCN: 0.7
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo

VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells

Note: Patient #1 had a skin biopsy score of 3 (severe accumulation) at baseline, a score of 2 (moderate accumulation) at 6 months and a score of 1 (mild accumulation) at 12 months

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FAB-201 FABRY PHASE 2 – Cardiac Variant

Patient 2: Multiple data trends sustained up to 12 months

Leukocyte + Plasma AGA Enzyme Activity


Leukocyte AGA
Plasma AGA
Leukocyte AGA (nmol/hr/mg protein)*
Plasma AGA (nmol/hr/mL protein)†
40
35
30
25
20
15
10
5
0
1.5
1
0.5
0
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo

*Data from Rupar Laboratory; Reference Range: 24–56 nmol/hr/mg
†Reference Range: 5.1–9.2 nmol/hr/mL
AGA: α-galactosidase A

Plasma Lyso-Gb3 and Total Gb3


Lyso-Gb3
Total Gb3
Lyso-Gb3, Plasma (nM)*
Total Gb3, Plasma (nM)†
250
200
150
100
50
0
12000
10000
8000
6000
4000
2000
0
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo

*Reference Value: 2.4 nM; †Reference Value: 4961 nM
Note: Patient #2 has normal substrate, consistent with late-onset cardiac variant phenotype
Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide

KIDNEY FUNCTION
remains within normal range


140
120
100
80
60
40
20
0
Baseline
Month 12
mGFR
mL/min/1.73 m²
eGFR
mL/min/1.73 m²

Normal Range mGFR/eGFR	Average 99 mL/min/1.73 m² Male (40–49 years)

Source: https://www.kidney.org/atoz/content/gfr
mGFR: Measured Glomerular Filtration Rate; eGFR: Estimated Glomerular Filtration Rate

CARDIAC FUNCTION
remains within normal range


200
150
100
50
0
Baseline
Month 12
EF (%)
LV Mass (Absolute) (g)
LV Mass Index (Normalized) (g/m²)

Reference Range Mean Values Male 40-49 years	55–65%		58–91 g/m²

Source: Alfakih K et al, J Magn Reson Imaging, 2003
EF: Ejection Fraction; LV: Left Ventricular

Vector Copy Number (VCN)


VCN/Diploid Genome – PBMCs
1
0.75
0.5
0.25
0
Drug Product VCN: 0.5
Baseline
Day 0
Infuse AVR-RD-01
1 Mo
3 Mo
6 Mo
9 Mo
12 Mo

VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells

Note: As patient #2 is a cardiac variant of Fabry disease, this patient had a skin biopsy score of 0 (trace or no accumulation) at baseline and at 6 months

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FAB-201 FABRY PHASE 2

Patient 3: Initial divergent profile with 9 month data trending toward anticipated long-term engraftment

Leukocyte + Plasma AGA Enzyme Activity


Leukocyte AGA (nmol/hr/mg protein)*
Plasma AGA (nmol/hr/mL protein)†
Leukocyte AGA
Plasma AGA
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo

*Data from Rupar Laboratory; Reference Range: 24–56 nmol/hr/mg
†Reference Range: 5.1–9.2 nmol/hr/mL
AGA: α-galactosidase A

Plasma Lyso-Gb3 and Total Gb3


Lyso-Gb3, Plasma (nM)*
Total Gb3, Plasma (nM)†
Lyso-Gb3
Total Gb3
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo

*Reference Value: 2.4 nM
†Reference Value: 4961 nM
Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide

Skin Biopsy Score (Patient 3)	
Baseline	2
6 months	2

Plasma AGA Enzyme Activity


Patient 1
Patient 2
Patient 3
Baseline
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo

Vector Copy Number (VCN)


VCN/Diploid Genome – PBMCs
Drug Product VCN: 1.4
Baseline
Day 0
Infuse AVR-RD-01
1 Mo
3 Mo
6 Mo
9 Mo

VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells

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Two AVR-RD-01 Fabry clinical trials

9 patients dosed across Phases 1 and 2

PHASE 1 Investigator-Sponsored Trial*	PHASE 2 AVRO – FAB-201 Trial
Patients	**Patients**
n = 5 (fully enrolled) On ERT > 6 months prior to enrollment 18 - 50 year-old males	n = 8-12 (4 patients dosed to-date} Treatment-naive 16 - 50 year-old males
Key Objectives	**Key Objectives**
Safety and preliminary efficacy	Safety and efficacy

FAB-201 = AVRO-RD-01-201 Study
** Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada*
ERT: Enzyme Replacement Therapy

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Fabry Phase 1 Patient Characteristics

ERT-Treated Fabry Patients

	PATIENT 1	PATIENT 2	PATIENT 3	PATIENT 4	PATIENT 5
Age of symptom onset / diagnosis	18 / 37 years	9 / 29 years	10 / 0 years	7 / 4 years	10 / 14 years
Years on ERT	11 years	6 years	4 years	11 years	2 years
Age dosed with AVR-RD-01	48 years	39 years	40 years	37 years	30 years
Mutation	c.962A>G (p.Q321R)	c.1033T>C (p.S345P)	c.427G>C (p.A143P)	c.427G>C (p.A143P)	(p.Y134S)
Primary disease signs and symptoms	• Kidney disease • Cardiac disease • GI pain • GI diarrhea • Angiokeratoma • Insomnia	• Kidney disease • Cardiomyopathy • Hypohidrosis • Corneal verticillata • Peripheral neuropathy • GI symptoms • Angiokeratoma • Lymphedema • Acroparesthesia	• Cardiac Disease • Tinnitus • Headaches • Dizziness • Acroparesthesia	• Cardiac Disease • Hypohidrosis • Tinnitus • Corneal verticillata • Angiokeratoma • GI symptoms	• Kidney disease • Hypertension • Hypohidrosis • Tinnitus • Migraines • Impaired hearing • Angiokeratoma • Sleep apnea • Asthma • Depression
Leukocyte AGA activity at baseline (nmol/hr/mg protein)	2.1*	1.1*	0.6*	2.2*	1.0*
Plasma lyso-Gb3 at baseline (nM)	25**	26**	59**	29**	16**
ERT discontinuation status	18 months after gene therapy dose		Did not resume ERT after gene therapy dose	6 months after gene therapy dose	

** Rupar Lab, ref range 24-56 nmol/hr/mg*
*** Reference value ≤ 2.4 nM*
Note: AGA: α-galactosidase A; ERT: Enzyme Replacement Therapy; GI: Gastrointestinal; Lyso-Gb3: Globotriaosylsphingosine

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Patients 1-5: Plasma lyso-Gb3 reduction sustained up to 32 months Gene Tx + Off ERT Gene Tx + ERT ERT No ERT Gene Tx Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 26% reduction from baseline ERT OFF ERT 18.8 14.0 33.3 10.0 35.7 25.3 26.1 58.5 29.1 15.8 All patients who have discontinued ERT remain off ERT Lyso-Gb3: Globotriaosylsphingosine; ERT: Enzyme Replacement Therapy; Tx: Therapy 47% reduction from baseline ERT ON ERT 43% reduction from baseline ERT OFF ERT 23% increase from baseline ERT OFF ERT 37% reduction from baseline ERT ON ERT FABRY PHASE 1

Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Plasma AGA Activity (nmol/hr/mL) Infuse AVR-RD-01 Day 0 = Leukocyte AGA Activity (nmoles/hr/mg protein) 150 100 50 0 300 250 350 = Infuse AVR-RD-01 Day 0 AGA: α-Galactosidase A Consistent trends across all patients, 4 patients > 1 year Patients 1-5: Leukocyte and plasma enzyme activity sustained up to 32 months FABRY PHASE 1

Drug Product VCN Patient 1 0.7 Patient 2 1.4 Patient 3 0.8 Patient 4 1.4 Patient 5 1.2 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 VCN (per cell) Infuse AVR-RD-01 Day 0 Note: 0.1 VCN is indicative of approx. 5-10% of all nucleated cells having an average of 1-2 copies of the transgene VCN: Vector Copy Number 4 patients with 1+ years data VCN stable at 32 months with consistent trend across all other patients FABRY PHASE 1

ERT ERT + Gene Therapy Gene Tx Gene Therapy Normal Kidney Function Mild CKD Moderate CKD Severe CKD No ERT Patient 1: Kidney function stable at 32 months eGFR: Estimated Glomerular Filtration Rate; ERT: Enzyme Replacement Therapy; TX: Therapy; CKD: Chronic Kidney Disease FABRY PHASE 1

Anti-AGA antibodies Pre-existing low titers detected in 4 patients AEs and SAEs reported Phase 1 Fabry (5 patients) and FAB-201 (4 patients) No unexpected safety events or trends identified No SAEs related to AVR-RD-01 drug product Phase 1 AEs (n = 128): Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions Phase 1SAEs (n = 2): Febrile neutropenia (grade 3) Thrombophlebitis (grade 2) Note: Safety data cut November 26, 2019 AE: Adverse Event; SAE: Serious Adverse Event NOTE: AVR-RD-01 is an investigational gene therapy FAB 201 AEs (n = 98): Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions Grade 1 or 2 (n = 72) Grade 3 or 4 (n = 30) FAB 201 SAEs: (n = 4) Pre-treatment and prior to conditioning Seizure (grade 2) Post-treatment Dehydration, nausea, vomiting (grade 3) Febrile neutropenia (2 patients, grade 3 & 4)

Fabry disease target product profile (T.P.P.) Potential attributes intended to support first-line use Fabry T.P.P. SAFETY No short or long-term safety complications Hard to reach compartments Kidney (podocytes) Heart Brain DURABILITY Life-long ALL PATIENT SEGMENTS No restrictions on pre-existing antibodies to: Gene therapy Enzyme in previously ERT-treated patients Adult and pediatric patients No mutation exclusions EFFICACY DISTRIBUTION 24/7 production of enzyme CONVENIENCE Single dose therapy ERT: Enzyme Replacement Therapy Note:  Potential attributes represent desired target product profile, and are not intended, and should not be interpreted, to be attributes of AVROBIO’s current investigational gene therapies, which are being studied for safety and efficacy and have not been approved by the FDA or any other regulatory body.

Building commercial capabilities

55+ product launches, including 2 gene therapies

Holly May
Chief Commercial Officer



- Led commercial teams for LSDs at SanofiGenzyme
- Head of Commercial at SOBI, a rare disease company

Jose Gomez
SVP, Global Market Access & Value



- Led global strategic marketing and global market access functions at AveXis
- Led market access, global strategic pricing and reimbursement functions for LSDs at Shire

Sean Ring
VP, Head of Commercial Operations



- Extensive orphan drug commercial strategy and launch expertise
- Built out market development and commercial ops at Editas, Zafgen, Cubist, Shire, Biogen

Monique da Silva
SVP, Corporate Communications



- Led communications strategy through launch at Spark Therapeutics
- Led communications functions at Biogen and OgilvyPR

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Cystinosis AVR-RD-04

Goals for gene therapy in cystinosis UNMET NEEDS: Kidney function Unmet needs: renal Fanconi syndrome, proteinuria, chronic kidney disease, kidney failure Vision Unmet needs: corneal cystine accumulation, photophobia, involuntary eyelid closure CNS complications Unmet needs: myopathy, hypotonia, tremors, difficulty swallowing, neurodevelopmental issues (speech and walking delay and cognitive impairment) Endocrine disorders Unmet needs: softening/weakening of bones, bone pain, rickets, long bone deformations, hypophosphatemia, delayed growth, hypothyroidism, pancreatic insulin insufficiency, diabetes, infertility Everyday burden of illness and life expectancy Unmet needs: medications multiple times per day that cause GI discomfort and sulfur body and breath smell, shortened lifespan Sources: Ariceta G et al, Nephrol Dial Transplant, 2015; Elmonem M et al, Orphanet Journal of Rare Diseases, 2016; Gahl et al, NEJM, 2002; Bois et al, J Med Genet, 1976 CNS: Central Nervous System; GI: Gastrointestinal

Cystinosis caused by defective gene that encodes cystinosin, an exporter protein

Cystine crystals build up in lysosomes causing tissue and organ damage


NORMAL LYSOSOME
Cysteine
(monomer of
cystine)
Functional
exporter protein
(Cystinosin)
Cystine
(dimer)
CYSTINOSIS LYSOSOME
Defective
exporter protein
(Cystinosin)
Cystine
crystals

Source: Cherqui et al, Nat Rev Nephrol. 2017

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Macrophages with CTNS transgene restore cystine recycling to CTNS-ve cells via: Tunneling nanotubes – transfer of corrected lysosomes, cystinosin, CTNS mRNA Exosomes / Microvesicles – transfer of cystinosin, CTNS mRNA Net result: Corrected lysosomes in cells throughout the body Mechanisms of action Drug product-derived macrophages restore normal cystine recycling NORMAL LYSOSOME CYSTINOSIS LYSOSOME Nanotube Sources: Naphade, Stem Cells, 2015. Harrison, Molecular Therapy, 2013. CTNS: cystinosin, lysosomal cystine transporter; mRNA: Messenger Ribonucleic Acid Exosomes Microvesicles

Preclinical cystinosis data

AVR-RD-04 preclinical proof-of-concept demonstrated[1]

Significantly decreased cystine levels in multiple tissues

- Untreated cystinosis KO mice
- Cystinosis KO mice post AVRO gene therapy AVR-RD-04



Cystine Content Level
(nmol half cystine/mg protein)
200
150
100
50
0
p<0.05
p<0.05
p<0.05
Liver
Spleen
Kidney (male only*)

- Cystinosis KO mice[2] with established disease
- 32 weeks post-treatment
- Cystinosis KO mouse $Sca1^+$ BM cells
- Human cystinosin gene
- n = 8–12 mice/group/experiment
- Data bars at the 95% confidence interval for the group

Sources: [1]Harrison et al., Molecular Therapy, 2013; [2]Cherqui et al., Mol Cell Biol, 2002;
Error bars represent means ±SD; Group comparisons of cystine content parameters were made with one-way analysis of variance, followed by t-test
Note: Females in $CTNS^{-/-}$ mouse model excessively accumulate cystine crystals in kidneys compared to males, unlike cystinosis patients where there is no difference in males and females
KO: Knockout; BM: Bone Marrow;

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Allogeneic transplant demonstrated stabilized renal function, corrected polyuria and improved photophobia

Allogenic HSC Transplant
University Hospital Leuven

- 16 year old male
- Diagnosed at 2.7 years old, started on cysteamine
- Age 15 years – cysteamine toxicity
- Age 16 years – fully matched HLA transplant
- Acute GvHD
- **First few months**
  - **Kidney function stabilized**
  - **Polyuria resolved**
- **6 months**
  - **Photophobia score reduced from 5 (unable to open eyes even inside dark room) to 0 (no photophobia)**

Cystine crystal reduction (31%) in macrophages in gastric mucosa at 30 months post transplant

BEFORE TRANSPLANT

30 MONTHS POST TRANSPLANT



Arrows/arrowheads point to tissue macrophages

Elmonem M A et al, Am. J. Transplant, 2018; HSC: Hematopoietic Stem Cell; HLA: Human Leukocyte Antigen; GvHD: Graft vs Host Disease

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Investigator-sponsored* study of AVR-RD-04 in cystinosis patients Patients Key Objectives Up to 6 patients Adults and adolescents Cohorts 1-2 ≥18 years; Cohort 3 ≥14 years Male and Female On oral and ophthalmic cysteamine Safety and efficacy PHASE 1/2 Investigator-Sponsored Trial* * Sponsored by University of California, San Diego Note: AVR-RD-04 aka CTNS-RD-04 First patient dosed

Cystinosis AVR-RD-04 Phase 1/2 Patient Characteristics

	PATIENT 1
Age of symptom onset / diagnosis	0 year / 8 months
Age dosed with AVR-RD-04	20 years
Gender	Male
Mutation	Allele 1: LDM$_1$ Allele 2: Nt1035 (insC)
Primary disease signs and SoC treatment related symptoms, including	• Fanconi syndrome • Polyuria • Corneal abnormalities • Mild photophobia • Vomiting
Granulocyte Cystine levels at baseline (nmol half cystine per mg protein)*	7.8
Comments	NO kidney transplant • Cysteamine 1125 mg p.o. every 12 h/day since 2009; discontinued prior to AVR-RD-04 infusion • Cysteamine eyedrops 4-5x/day • Concomitant medications not listed

Note: AVR-RD-01 aka CTNS-RD-04

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No SAEs reported No AEs or SAEs related to AVR-RD-04 drug product AEs reported Consistent with myeloablative conditioning and underlying disease N = 22 (moderate = 9, mild = 13) Phase 1/2 Cystinosis 1 patient dosed No unexpected safety events or trends identified Note: Safety database cut as of January 27, 2020 AE: Adverse Event; SAE: Serious Adverse Event Post-treatment (n = 16, not all events listed) Alopecia, intermittent diarrhea, vomiting Mucositis, intermittent febrile neutropenia, intermittent epistaxis Intermittent blurry vision, intermittent hypokalemia, mucoceles Thrombocytopenia Pre-treatment and prior to conditioning (n = 6, not all events listed) Diarrhea, hypokalemia, dizziness Dehydration, vomiting

CYSTINOSIS PHASE 1/2

Patient 1: Initial data suggest positive trends across multiple measures

PRIMARY EFFICACY ENDPOINT

VCN
(Drug Product = 2.1)

1 month	2.9
2 months	3.0
3 months	2.0

Average Granulocyte Cystine Levels


Granulocyte Cystine (nmol half cystine/mg protein)
8
7
6
5
4
3
2
1
0
7.8
1.3
1.5
1.5
Baseline
1 Mo
2 Mo
3 Mo

SECONDARY ENDPOINTS

Urine Volume
24h Urine in L


Baseline
4.1
3 Months
2.6

Kidney Function


Baseline
38
3 Months
40
eGFR (mL/min/1.73m²)
normal range: >90
Baseline
2.2
3 Months
2.1
SCr (mg/dL)
normal range: 0.7-1.2

Levels of Cystine in Skin*
μm³


Baseline
2,187
3 Months
1,493

- Two skin areas, behind the ear and 'optional', averaged
- Experimental *in vivo* confocal microscopy
  - *Caliber Vivascope® 3000 reflectance confocal imager*
  - *Adapted for skin imaging; papillary dermis 16–40 μm*
- Analysis and quantification – 3D Image-Pro software

Asymptomatic Heterozygous Carrier Granulocyte Cystine Range: 0.2 – 1 .9 nmol half cystine/mg protein
Source: Gertsman I et al., Clinical Chemistry, 2016
VCN: Vector Copy Number; CTNS: Cystinosin, Lysosomal Cystine Transporter; mRNA: Messenger Ribonucleic Acid; eGFR: Estimated Glomerular Filtration Rate; SCr: Serum Creatinine
**Data obtained using a novel experimental methodology utilizing in vivo confocal microscopy, to image crystals in the skin behind the ear*

35

CYSTINOSIS PHASE 1/2 (max per day) OFF Cysteamine ON Cysteamine After Gene Therapy (at 3 months post-gene therapy) Before Gene Therapy 52 21 Number of Medications and Supplements Patient 1: Reduced treatment burden at 3 months NOTE: Investigational gene therapy

Gaucher Disease AVR-RD-02

Goals for gene therapy in **Gaucher Type 1 Disease**

UNMET NEEDS:

Bone-related manifestations
Unmet needs: bone pain, avascular necrosis, bone crisis, osteoporosis, fractures, joint destruction, skeletal abnormalities

Hemoglobin levels and platelet counts
Unmet needs: anemia, thrombocytopenia, easy bruising, bleeding

Hepatosplenomegaly
Unmet needs: enlarged liver, enlarged spleen

CNS complications
Unmet needs: Increased risk of GBA-Parkinson's disease

Everyday burden of illness, and life expectancy
Unmet needs: fatigue, pain, lung disease, biweekly infusions, shortened lifespan

Sources: Grabowski G et al, Online Metabolic and Molecular Bases of Inherited Disease, 2018; Weinreb N et al, AJH, 2008; Pastores G et al, Semin Hematol, 2004
CNS: Central Nervous System; GBA: gene coding for glucocerebrosidase

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Long-term follow-up study highlights significant unmet need in Gaucher Type 1

Despite standard-of-care ERT, **disease progression** continues and **unmet need** remains.

Incomplete therapeutic response is common:

- **60%** of patients failed to achieve at least one of the six therapeutic goals evaluated after 4+ years of ERT[1]
- A clinically significant percentage of patients continue to exhibit **bone pain, organomegaly and cytopenia** after 10 years of ERT[2]
- **25%** of patients continue to suffer from physical limitations after two years of ERT, primarily due to bone disease[3]

Persistence after 10 years ERT†	Non-splenectomized Patients	Splenectomized Patients
Anemia	12.4%	8.8%
Thrombocytopenia*	22.7%	0.7%
Splenomegaly*	38.3%	N/A
Hepatomegaly*	14.3%	18.8%
Bone Pain	42.9%	62.5%
Bone Crisis	7.4%	16.7%

* Higher persistence rates observed when more severe manifestations were present at baseline

† Persistence refers to the presence of anemia, bone pain, bone crisis, or at least moderate thrombocytopenia, splenomegaly, or hepatomegaly, present after 10 years of ERT among those with baseline involvement of these parameters (from a registry of 757 GD1 patients; Weinreb et al., 2013).

Following 10 years of treatment, ~26% of patients were receiving between 45-150 U/kg EOW, and 96% of these individuals were receiving doses between 45-90 U/kg EOW.

Sources: [1]Weinreb N et al. Amer J Hematol, 2008; [2]Weinreb N et al. J Inherit Metab Dis, 2013; [3]Giraldo P et al. Qual Life Res, 2005.

GD1: Gaucher Disease Type 1; SOC: Standard of Care; ERT: Enzyme Replacement Therapy; EOW: Every Other Week

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GAU-201: Phase 1/2 study in Gaucher Type 1 patients Patients Key Objectives n = 8 - 16 Type 1 Gaucher Treatment naïve or on ERT 16 - 35 year-old Male and Female Safety, Engraftment, Efficacy, ERT-independence PHASE 1/2 AVR-RD-02 Trial GAU-201: AVR-RD-02 Study; ERT: Enzyme Replacement Therapy

Pompe disease AVR-RD-03

Pompe preclinical program advancing Integrated three-part approach GILT: Glycosylation-Independent Lysosomal Targeting Sources: Burton B et al, J Pediatr, 2017; Ausems M et al, Eur J Hum Genet, 1999; Gungor D et al, Orphanet J Rare Dis, 2011; Maga JA et al, J of Bio Chem, 2013 THE CHALLENGE Pompe requires 20x more ERT than Fabry or Gaucher Requires GAA activity restored to muscle and CNS AVROBIO’s APPROACH Potent transgene promoter GILT uptake tag plato™ for CNS impact mg Glycogen / g wet tissue 2 4 6 8 10 12 Dose mg/kg 0 5 10 15 20 HEART GILT-rhGAA rhGAA mg Glycogen / g wet tissue 2 4 6 8 10 12 Dose mg/kg 0 5 10 15 20 DIAPHRAGM GILT-rhGAA rhGAA GILT-tagged Recombinant Human (rh)GAA impacts levels of stored glycogen compared to non GILT-tagged Recombinant Human (rh)GAA in a Pompe mouse model plato™ –– AVROBIO’s foundation designed to scale gene therapy worldwide State-of-the-art technologies including automated manufacturing platform Redefines manufacturing best practices Optimized for performance plato™: Three upgrades designed to optimize potency, safety and durability UPGRADES Increase enzyme activity Increase transduction efficiency Increase VCN Increase marrow space / engraftment Increase consistency and safety 1 | Vector 2 | Conditioning 3 | Automation Upgrades designed to increase Vector Copy Number (VCN), enzyme activity, chimerism and durability * * TDM (therapeutic drug monitoring)

VCN Transduction Efficiency VECTOR UPGRADE: Metrics compared to academic process plato™ UPGRADE 1 (per diploid genome) PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 (%) PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 (nmol/hr/mL) Enzyme Activity PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 Mean = 4.8 2.2x Increase vs. Mean Mean = 0.9 1.8x Increase vs. Mean Mean = 23.3 2.2x Increase vs. Mean FAB-201 FAB-201 FAB-201 VCN: Vector Copy Number; FAB-201: AVR-RD-01 Study NOTE: Data is from drug product FAB-201 patient #4 drug product data with plato™

plato™ UPGRADE 1

VECTOR UPGRADE:

Metrics compared to academic process

FAB-201 and AVR-RD-04 drug product data

FAB-201 with plato™
- 4-plasmid vector (LV2)
- Bu TDM conditioning
- Automated manufacturing

AVR-RD-04 with "plato™-like"
- 4-plasmid vector
- Bu TDM conditioning
- Manual manufacturing



VCN (per diploid genome)
2.2x
Increase vs. Mean*
1.8x
Increase vs. Mean
Mean = 0.9
0.7
0.5
1.4
1.6
2.0*
PATIENT 1
PATIENT 2
PATIENT 3
PATIENT 4
PATIENT 1
FAB-201
CYS-101



Transduction Efficiency (%)
3.3x
Increase vs. Mean*
2.2x
Increase vs. Mean
Mean = 23.3
16.2
30.0
23.7
50.7
76.0*
PATIENT 1
PATIENT 2
PATIENT 3
PATIENT 4
PATIENT 1
FAB-201
CYS-101

BU TDM: Busulfan Therapeutic Drug Monitoring; VCN: Vector Copy Number; FAB-201: AVR-RD-01 Study; CYS-101: AVR-RD-04 Study; LV: Lentiviral Vector
- *Manufactured at UCLA using UCLA's assays and methodologies*

NOTE: Data is from drug product

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plato™ UPGRADE 2 PRECISION CONDITIONING UPGRADE: Lowest rate of adverse events in the Bu90 range Optimized precision dosing designed to enhance tolerability Targeted busulfan intended to balance optimal engraftment with enhanced safety Adverse Event Probability Optimal Exposure 50 70 90 110 130 Busulfan Cumulative AUC (mg x hr/L) 0.0 0.2 0.4 0.6 0.8 Graft Failure Increased Toxicity Non-Malignant Disorders (n=465 patients) Meta-analysis of 465 patients identified optimal exposure Bu: Busulfan; AUC: Area Under the Curve Sources: Bartelink IH et al, Lancet Haematol, 2016

plato™ UPGRADE 2

PRECISION CONDITIONING UPGRADE:

Precision dosing via state-of-the-art patient therapeutic drug monitoring (TDM)



APHERESIS
PERSONALIZED CONDITIONING WITH PRECISION DOSING
DRUG PRODUCT
PERI-INFUSION PERIOD
4 clinic visits
2 clinic visits
10-12 hr clinic visits
Ambulatory care occurring in close proximity to hospital
D -70 | D -69 | D -68 | D -67 | D -66 | D -65 | D -6 | D -5 | D -4 | D -3 | D -2 | D -1 | D 0 | D 1 - 7 | D 8 - 14 | D 15 - 28
Plerixafor SubQ
Anticonvulsant tablets BID
G-CSF
HSC
SHIPPED TO MANUFACTURER
IV Busulfan
STARTING DOSE: 3.2 mg/kg
TARGET AUC: 90 mg•hr/L +/- 10%
Age/Weight Informed Dose
AUC Informed Dose
AUC Informed Dose
AUC Informed Dose
TDM
DAILY SEQUENTIAL BLOOD DRAWS
3- 20 x 10⁶ CD34+ cells/kg
MONITORING & MANAGEMENT OF POTENTIAL SIDE EFFECTS
Side-effects typically peak over 2-4 days
• Nausea, mucositis, diarrhea
• Fever, headache, asthenia
• Skin rash
• Hair thinning / loss
BLOOD DRAWS
To monitor neutrophil and platelet counts
• Change in neutrophils
• Change in platelets
G-CSF If needed, to increase neutrophil counts
Platelet infusion If needed, to increase platelet levels

G-CSF: granulocyte colony stimulating factor; PERI-INFUSION PERIOD: time from infusion to discharge; TDM: therapeutic drug monitoring; HSC: hematopoietic stem cell
Notes: Illustrative only. AEs will vary patient by patient, see busulfan label for a complete list of side-effects. Ambulatory care based on oncology setting with higher intensity conditioning

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Absolute Neutrophil Counts Platelet Counts PRECISION CONDITIONING UPGRADE: Rapid neutrophil and platelet count recovery Cystinosis Patient 1 Fabry Patients 1 – 3 Fabry Patient 4 Cystinosis Patient 1 Fabry Patients 1 – 3 Fabry Patient 4 Fabry: Patients #1-3 Melphalan 100mg/m2; Patient #4 Busulfan ‘AUC 90’; Cystinosis: Patient #1 Busulfan ‘AUC 90’ Dashed Lines: Threshold levels for prophylactic supportive care in HSC Tx; ANC <0.5 x 109 per liter (AABB); Platelets <10 X 109 cells/L (AABB) NOTE: Neutrophil counts - Cystinosis G-CSF administration post gene therapy: Pt 1: 5 Doses, Day 15 – 19; Fabry G-CSF administration post gene therapy: Pt 1: 7 Doses, Day 7 – 14, Pt 2: 11 Doses, Day 7 – 17, Pt 3: 6 Doses, Day 7 – 12, Pt 4: 5 Doses, Day 8 – 12 NOTE: Platelet counts - Cystinosis Platelet Transfusion: Pt 1: Day 17 & 18; Fabry Platelet Transfusion: Pt 1: Day 10; Pt 2, 3: Day 11, Pt 4: no transfusion plato™ UPGRADE 2 Similar for busulfan and melphalan across Fabry and cystinosis patients

BONE MARROW Potential for widespread microglia engraftment throughout the brain MICROGLIA PERIPHERAL TISSUE Mature Blood Cells Enzyme Neuron Microglia Enzyme Astrocyte Lymphocyte Granulocyte Bloodstream Monocyte Enzyme Macrophage Mature cells area Progenitors area HSC area Bone TRANSDUCED CD34+ CELLS Viscera CNS/PNS IN THE BONE MARROW Busulfan eliminates hematopoietic (CD34+) stem and progenitor cells making space for gene-modified cells BRAIN Busulfan crosses blood-brain barrier and eliminates resident microglia cells making space for gene-modified cells PRECISION CONDITIONING UPGRADE: Designed to access “hard-to-reach” compartments plato™ UPGRADE 2

PRECISION CONDITIONING UPGRADE: Designed to access “hard-to-reach” compartments, including the brain Widespread engraftment in regions critical for cognitive, motor, olfactory, and visual function Engrafted microglia/microglia-like cells have comparable morphology and classical lineage markers with endogenous microglia GFP: Marker of engrafted cells Iba1: Marker of microglia cells DAPI: Nuclear stain irrespective of cell type MRI: 54 year old with Fabry disease demonstrating white matter lesions (WMLs) Global microglial coverage of mouse brain at 4 months post gene-modified HSC transplantation 2 plato™ UPGRADE Source: Buechner S, J. Neurol, Neurosurg, Psychiatry, 2008 MRI: Magnetic Resonance Imaging; ERT: Enzyme Replacement Therapy; WMLs: White Matter Lesions; HSC: Hematopoietic Stem Cell

AUTOMATION UPGRADE: Automated, scalable manufacturing system Expanded Scale Potential to reach thousands of patients per year Broader Reach Portable platform designed for flexible global production using low grade clean rooms High Quality Automated, closed system designed to improve quality and consistency Enhanced Convenience Cryopreservation simplifies logistics and patient scheduling Lower Costs Designed to create efficiencies in vector design / scalable cell and vector production 3 plato™ UPGRADE Designed to elevate quality and overcome historic CMC bottlenecks

Drug product production Scalable, global production suites Frozen in aliquots to streamline supply chain CD 34+ hematopoietic stem cells Vector production Large bioreactor 200 liter serum-free suspension culture Automated, closed system Vector with disease-specific transgene INCREASE CONSISTENCY HIGH VOLUME / TITRE 1 2 3 COST-EFFECTIVE SCALE-OUT Cryopreserved to enable convenient dosing Illustrative * AUTOMATION UPGRADE: Designed to deliver large-scale manufacturing 3 plato™ UPGRADE * European manufacturing capabilities planned for 2H 2020; manufacturing capabilities currently in place in U.S. & Australia Differentiated, cost-effective approach

AUTOMATION UPGRADE: Global manufacturing established Automated systems operational in 3 sites with 4th in progress plato™ UPGRADE 3 U.S. Operational U.S. Operational Australia Operational Europe In progress plato™ UPGRADE 3

AUTOMATION UPGRADE:

Poised to manufacture at scale

Designed to optimize potency and safety, and overcome historic CMC bottlenecks

VECTOR	DRUG PRODUCT
2,400 PATIENTS ANNUALLY	**2,400** PATIENTS ANNUALLY
~50 patients per run	**100** patients per unit per year
~12 runs per year per suite (200 L scale bioreactor runs (10^9 titre))	**8** automated units per suite
4 production suites	**3** global production suites

Illustrative

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3 UPGRADES IN PLACE: plato™ metric compared to academic process plato™ UPGRADE 1, 2, 3 (nmol/hr/mL) Plasma Enzyme Activity PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 Mean = 1.5 4x Increase vs. Mean FAB-201 FAB-201: AVR-RD-01 Study FAB-201 ONE MONTH data for patient #4 with plato™ vs. patients #1-3

Milestones anticipated across the pipeline in 2020 FABRY Continue recruitment in FAB-201 Continue to report data across Phase 1 and Phase 2 trials GAUCHER Dose first patient in Q2 2020 Report initial patient data in H2 2020 Continue enrollment in investigator-sponsored trial Continue to report patient data CYSTINOSIS AVROBIO to hold first R&D Day in 2020 POMPE Complete preclinical IND-enabling activities * For additional information, see the Company’s Current Report on Form 8-K filed with the SEC on March 30, 2020, and the Company’s risk factor related to COVID-19 in the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2020. Clinical activities and timelines subject in all respects to ongoing and evolving COVID-19 pandemic*

Appendix

Hematopoietic reconstitution occurs in two distinct phases A few thousand long-term engrafting cells stably sustain levels of transgene product First wave of short-term progenitor cells start to exhaust with progressive takeover by a smaller population of long-term engrafting cells Source: Biasco L et al, Cell Stem Cell, 2016 Clonal Population Time after GT (months) 6 - 12 24 - 48 0 - 3 Long-term engrafting cells Short-term progenitor cells

Precedent for use of kidney biopsy data for FDA approval of drug candidate for Fabry disease

Migalastat approved on % reduction in GL-3 inclusions per KIC as compared to placebo



CENTER FOR DRUG EVALUATION AND RESEARCH

APPLICATION NUMBER:

208623Orig1s000

45 Amenable patients* (16 males / 29 females)

Group	Migalastat (BL –M6)	Placebo (BL –M6)
Males (N=16)	5/7 (71%) -1.10 (-1.94, -0.02)	4/9 (44%) -0.03 (-1.00, 1.69)
Patients with baseline GL-3 ≥ 0.3 (N=17; 9 males, 8 females)	7/9 (78%) -0.91 (-1.94, 0.19)	2/8 (25%) -0.02 (-1.00, 1.69)
Patients with baseline GL-3 < 0.3 (N=28; 7 males, 21 females)	6/16 (38%) -0.02 (-0.10, 0.26)	7/12 (58%) -0.05 (-0.16, 0.14)

Treatment Group	n	Baseline Median (min, max)	Month 6 Median (min, max)	Change from Baseline Median (min, max)
Average number of GL-3 inclusions per KIC (N=13)				
Galafold	7	3.6 (0.2, 6.0)	2.6 (0.1, 6.0)	-0.7 (-1.7, 1.2)
Placebo	6	1.8 (0.1, 2.8)	2.0 (0.05, 4.3)	-0.04 (-0.5, 1.5)

7/9 males ≥ 50% reduction
(at 6 months from baseline)

28% average reduction
(at 6 months from baseline)



ARTICLE Genetics inMedicine

Open

Efficacy of the pharmacologic chaperone migalastat in a subset of male patients with the classic phenotype of Fabry disease and migalastat-amenable variants: data from the phase 3 randomized, multicenter, double-blind clinical trial and extension study

Source: *Germain D et al, Genetics in Medicine, 2019*

Classic Fabry patient level data
0-6 months randomized clinical trial and 6-12 months open label extension

	Male Patients with the Classic Phenotype													
	Migalastat (Months 0-24)							Placebo (Months 0-6) → Migalastat (Months 6-24)						
	#1	#2	#3	#4	#5	#6	#7	#8	#9	#10	#11	#12	#13	#14
PTC GL-3 inclusions at BL	0.16	0.03	n/a	5.69	1.22	n/a	2.88	2.41	1.55	0.16	0.03	0.11	0.94	0.88
Change in PTC GL-3 inclusions from BL to M6	-0.08	0.01	n/a	-1.77	-1.10	n/a	-1.25	1.21	-0.21	0.01	0.09	-0.07	1.94	-0.83
Change in PTC GL-3 inclusions from BL/M6ᵇ to M12	-0.12	n/a	n/a	-1.92	n/a	n/a	-0.81	-0.94	-1.13	-0.09	-0.05	n/a	-2.28	0.06

46% average reduction
(average of patients with 12 month data)

- *Classic Fabry disease (AGA activity <1%)*
- ***NOTE:*** *For informational purposes; differences exist between trial designs and subject populations; AVROBIO has not conducted any head-to-head trials comparing migalastat to AVR-RD-01*

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FABRY PHASE 1

Reduction of pre-existing anti-ERT drug IgG antibodies following AVR-RD-01

Suggests potential as a therapeutic option independent of pre-existing antibodies

Fabry Disease Phase 1 IgG Antibody Titer


700000
650000
600000
40000
30000
20000
10000
0
IgG Antibody Titer
Positive Control
Negative Control
-3 Mo
Day 0
Infuse AVR-RD-01
3 Mo
6 Mo
9 Mo
12 Mo
15 Mo
18 Mo
21 Mo
24 Mo
27 Mo
30 Mo
33 Mo
Patient 1
Patient 2
Patient 3
Patient 4
Patient 5

Similar Results Observed in Other Studies

San Raffaele Telethon Institute for Gene Therapy (SR-TIGET)

Change in pre-existing antibodies reported for Hurler disease (MPS-1)

- Ex vivo LV-CD34+ gene therapy with conditioning
- N = 6
- Evaluable patients (5/6) demonstrated sustained, supraphysiologic blood IDUA activity
- 4/5 prior ERT (rhIDUA) exposure (5-28 months)
- 4/5 pre-existing ERT-induced IgG antibodies
- 6/6 anti-rhIDUA IgGs undetectable 2 months post gene therapy

Source: *Gentner B et al., Blood, 2019*

ERT: Enzyme Replacement Therapy; IgG: Immunoglobulin G; MPS-1: Mucopolysaccharidosis Type 1; IDUA: Iduronidase: SR-TIGET: San Raffaele Telethon Institute for Gene Therapy; LV: Lentiviral; rhIDUA: Recombinant Human alpha-L-Iduronidase

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